UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5446



                        Intermediate Bond Fund of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                    Date of fiscal year end: August 31, 2003

                    Date of reporting period: August 31, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

Intermediate Bond Fund of America

[front cover:  male bicyclist on a two lane road]

Staying the course: 15 years

Annual report for the year ended August 31, 2003

INTERMEDIATE BOND FUND OF AMERICA(R) seeks to earn current income, consistent with preservation of capital, by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's or Moody's Investors Service) or equivalent unrated securities. The fund's investments include U.S. government and federal agency securities; pass-through securities, such as mortgage- and asset-backed securities; and high-quality corporate obligations. In pursuing its objective, the fund has taken a middle course, offering a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).

This fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                Page

Letter to shareholders                                                     1
The value of a long-term perspective                                       3
Special report - Staying the course: 15 years                              4
About your fund                                                            8
Inside your fund's investment portfolio                                    9
Financial statements                                                      22
Trustees and officers                                                     35
What makes American Funds different?                              back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003 (the most recent calendar quarter):

                                                      1 YEAR   5 YEARS  10 YEARS

CLASS A SHARES reflecting 3.75% maximum sales charge   -0.68    +4.72     +5.11

The fund's 30-day yield for Class A shares as of September 30, 2003, calculated in accordance with the Securities and Exchange Commission formula, was 2.38%. The fund's distribution rate for Class A shares as of that date was 3.22%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

[photograph:  two lane road with hills]

FELLOW SHAREHOLDERS:

The U.S. bond market exhibited a high degree of volatility during the past fiscal year. Credit-sensitive bonds rebounded strongly from distressed levels, while Treasuries and other high-quality bonds appreciated as interest rates dropped to levels not seen in 45 years. Nonetheless, a considerable share of the bond market's gains was erased late in the year when interest rates rose sharply.

For the 12 months ended August 31, 2003, Intermediate Bond Fund of America produced a total return of 2.7%, which reflects a modest decline in share price that was offset by the fund's income return. During the year, the fund paid monthly dividends totaling 43.8 cents a share. Shareholders who reinvested these dividends received an income return of 3.21%; those who elected to take dividends in cash recorded an income return of 3.17%.

The fund's total return was eclipsed this year by the Citigroup Broad Investment-Grade (BIG) Medium-Term Bond Index (one to seven years), which compiled a 3.6% return. This index is unmanaged, and its return does not include expenses. Additionally, the fund's return fell short of the 3.9% average return that Lipper reported for the Short-Intermediate Investment-Grade Debt funds that it measures. The fund's shortfall relative to its peers can be largely attributed to its more defensive posture, i.e., its focus on high-quality debt and an aggressively short maturity structure. These factors caused the fund to lag during the first nine months of the period when interest rates were falling, yet during the final three months, when rates rose, the fund actually fared better than the index and most of its peers.

BONDS AND THE ECONOMY

In September 2002, at the start of the fund's fiscal year, the bond market was a study in extremes. The disparity between government bonds and credit-sensitive debt had widened to historic levels as investors, worried about the economy and dismayed by corporate malfeasance, shunned all but the most secure investments. Treasuries thrived as corporate bonds floundered.

This divergence peaked in early October after which prospects for the economy grew brighter and the stock market lifted off its lows. Government bond prices started to weaken, even as those of lower rated corporate bonds began to improve. Interest rates rose, but remained highly volatile as uncertainties about the strength of the economy prevailed.

[begin sidebar]
RESULTS AT A GLANCE
(as of August 31, 2003, with all distributions reinvested)
                                         Average annual            Cumulative
                                          total return            total return

1 year                                          --                      +2.7%
5 years                                       +5.5%                    +30.7
10 years                                      +5.4                     +68.9
Lifetime (since February 19, 1988)            +6.7                    +174.2
[end sidebar]

At the start of calendar 2003, the prospect of war in Iraq sparked new concerns about the economy, which helped nudge interest rates lower and rekindled demand for Treasury debt. Although the war itself proved relatively brief, economic growth remained sluggish, giving rise to new worries about the possibility of deflation. Interest rates continued to decline and by mid-June had plunged to levels not seen since 1958. But those low levels proved short-lived. By the end of June, interest rates were rising on evidence of stronger economic growth, and this trend persisted through the end of the fiscal year.

The shift in rate direction produced a mixed outcome for the bond market. On the whole, long-maturity bonds compiled significant gains when interest rates were declining, but those gains were largely erased when rates started to rise in June. Short-term bonds fared somewhat better, since bonds with short maturities retain more of their value when interest rates rise than do bonds with long maturities. Similarly, lower rated corporate bonds fared better than most high-quality debt; though both lost ground during the last ten weeks of the fiscal year, bonds rated A or lower generally surrendered fewer gains.

HOW THE FUND RESPONDED

Intermediate Bond Fund of America is fundamentally a conservative investment vehicle. The fund invests predominantly in high-quality debt, including U.S. Treasuries, federal agency mortgage-backed securities, federal agency debentures and asset-backed obligations. Bonds rated AAA, the highest rating, accounted for nearly 74% of portfolio holdings at year-end, up from 65% last year. Of holdings in this category, agency mortgage-backed securities (about 28% of fund holdings) lagged other high-quality bonds for much of the year, as the record number of home refinancings prompted early prepayments on many of these bonds.

Throughout the year, the fund's portfolio counselors kept a careful eye on interest rates. Early in the year, as interest rates dropped to levels not seen in four decades, the fund's counselors grew increasingly defensive and sought to protect shareholders by focusing on short-term debt. By mid-year, the average life of portfolio holdings had dipped to 2.6 years - one of the shortest maturity structures the fund has ever adopted. The benefit of this cautious strategy was not realized until June when interest rates began to climb.

Shifting market conditions helped create several compelling investment opportunities, prompting the fund to increase its holdings in asset-backed obligations and privately originated mortgage obligations in the latter half of the year. By year-end, these accounted for 16% and 5% of net assets, respectively. The fund's cash and equivalents position declined as the year advanced, reaching 3% of net assets by year-end, down from 13% at the beginning of the year.

During the year, net assets of the fund increased 44%, while the number of shareholder accounts more than doubled.

TRUE TO OUR HISTORY AND PURPOSE

With this report, Intermediate Bond Fund of America marks its fifteenth anniversary. In recognition of this milestone, we invite shareholders to read our special report beginning on page 4, "Staying the course: 15 years," which revisits the fund's mission and history.

We recognize that the recent rise in interest rates may invite worries for some shareholders, but we do not believe it should cause alarm. Intermediate Bond Fund of America has experienced several rate cycles during its history, yet it has continued to thrive. Importantly, the fund's portfolio counselors are wholly dedicated to protecting shareholders amid adverse market conditions. To this end, the fund will sometimes sacrifice a portion of returns when the market rallies strongly in order to fortify the portfolio against a sharp market reversal. Such was the case this past year. We believe that this protective posture is far more valuable to shareholders in the long run. This is a key element of the fund's success and an integral part of the investment philosophy central to all the American Funds.

We appreciate the confidence you have placed in us and look forward to helping you reach your long-term goals.

Cordially,

/s/ Paul G. Haaga, Jr.                  /s/ John H. Smet
Paul G. Haaga, Jr.                      John H. Smet
Chairman of the Board                   President

October 13, 2003

THE VALUE OF A LONG-TERM PERSPECTIVE
HOW A $10,000 INVESTMENT HAS GROWN
For the period February 19, 1988, to August 31, 2003, with dividends reinvested


               CITIGROUP BIG MEDIUM-TERM            LIPPER SHORT-INTERMEDIATE        INTERMEDIATE      CONSUMER
               BOND INDEX (ONE-TO-SEVEN-YEAR        INVESTMENT-GRADE                 BOND FUND OF      PRICE
               MATURITIES)(1)                       DEBT FUNDS AVERAGE(2)            AMERICA(3)        INDEX(4)
(2/19/88)      $10,000                              $10,000                           $9,625           $10,000
1988*           10,100                               10,036                            9,719            10,259
1989            11,169                               11,047                           10,589            10,741
1990            12,154                               11,776                           11,270            11,345
1991            13,682                               13,187                           12,592            11,776
1992            15,334                               14,877                           14,202            12,147
1993            16,498                               16,481                           15,617            12,483
1994            16,618                               16,210                           15,338            12,845
1995            18,104                               17,529                           16,611            13,181
1996            19,010                               18,282                           17,379            13,560
1997            20,592                               19,661                           18,739            13,862
1998            22,273                               21,179                           20,178            14,086
1999            22,932                               21,599                           20,491            14,405
2000            24,396                               22,889                           21,815            14,897
2001            27,178                               25,388                           24,266            15,302
2002            29,308                               27,061                           25,695            15,578
2003            30,360                               28,107                           26,382            15,914

Year ended August 31



* For the period February 19, 1988, through August 31, 1988.
(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(2)  Calculated by Lipper. The average does not reflect sales charges.
(3) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. No adjustment has been made for income or capital gain taxes.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES.

AVERAGE ANNUAL TOTAL RETURNS

Here are the fund's returns on a $1,000 investment in Class A shares with all distributions reinvested for periods ended August 31, 2003, assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts and aggregated investments of $100,000 or more.

CLASS A SHARES

1 year                          -1.19%
5 years                         +4.70
10 years                        +4.98

[photograph:  two lane road with hills]

Staying the course: 15 years

Since its inception, Intermediate Bond Fund of America has weathered several economic cycles and encountered a variety of challenging markets. Yet over this stretch of time, the fund has served shareholders well by adhering to its objective: to provide current income, consistent with preservation of capital, by investing in a portfolio of high-quality bonds with an intermediate maturity structure. We take this occasion - the fund's fifteenth anniversary - to look at how the fund has adapted to changing market conditions over the years and assess the merits of the fund's objective in today's volatile investment world.

Intermediate Bond Fund of America began operations on February 19, 1988, five months to the day after Black Monday, the largest one-day stock market decline since World War II, had rattled markets. Mike Johnston, one of the fund's original architects, recalls the mood of the time, "It was a period of anxiety and uncertainty. High-yield bonds had become extremely popular investments, yet Black Monday made many investors uncomfortable with taking on higher risk. Intermediate Bond Fund of America offered investors a more conservative alternative; it sought to deliver a higher return than money market funds, but without the volatile characteristics of lower rated and long-term bonds." From the start, the fund invested only in top-quality bonds - those rated AAA or AA - with effective maturities of three to ten years.

THE TUG OF MARKET FORCES

During its first fiscal year, the fund faced serious headwinds. A strengthening economy and rising corporate profits heightened the threat of inflation. Interest rates began to rise and continued to climb during the fund's first 12 months. (Rising interest rates lower the market value of all bonds, but have less of an impact on short-term securities than those with longer maturities). So to help mitigate the effects of rising interest rates, portfolio counselors invested the fund's assets primarily in short-term bonds. The first annual report noted that, "the average effective maturity of our holdings was just over three years."

[begin sidebar]
The fund's timeline and fiscal year returns

1988

+1.0%
Following the launch of the fund on February 19, interest rates begin to rise as the economy strengthens and investors worry about rising inflation.

1989

+8.9%
The Berlin Wall falls, foreshadowing an end to the Cold War. Concerns about inflation wane and interest rates decline.

1990

+6.4%
Iraq invades Kuwait, triggering an increase in oil prices and igniting inflation fears. Prices of bonds and stocks fall due to investor concerns.

1991

+11.7%
A mild recession causes a slowdown in inflation, employment and consumer credit. To revive the economy, the Federal Reserve lowers short-term interest rates. [end sidebar]

[begin sidebar]
1992

+12.8%
The annual rate of inflation dips to its lowest level in 10 years, giving a strong lift to bond prices. Unemployment remains high with little evidence of economic recovery.

1993

+10.0%
Slow growth, low inflation and falling interest rates continue to dominate the U.S. economy. Congressional efforts to reduce the federal deficit lend further support to the bond market.

1994

-1.8%
The Federal Reserve raises short-term rates six times in an effort to rein in inflation. Bond prices fall throughout the year, producing one of the worst bond markets in history.

1995

+8.3%
A slowdown in consumer spending and a weakening economy temper concerns about inflation, fueling a bond market rally.
[end sidebar]

The fund's conservative mettle was tested right from the start by rising rates. Nonetheless, it delivered a positive return by the end of its first fiscal year and for each fiscal year thereafter, with one exception: 1994. In February of that year, the Federal Reserve Board began to hike short-term interest rates in an effort to halt inflation. Once again, the fund moved to shorten the average maturities of the securities it held, and in so doing, limited the impact of rising rates. The annual report from fiscal 1994 states, "despite the fact that intermediate-term rates rose more than rates on bonds with longer maturities during February and March, the decline in prices of medium-term obligations was considerably less than that of long-term issues." 1994 proved to be one of the worst years for the bond market in the fund's history: 10-year Treasury bonds fell more than 7%, yet Intermediate Bond Fund of America reported a decline of just 1.8%.

Despite these and other intermittent periods of rising interest rates, the broader trend over the life of the fund has been toward lower interest rates (see chart on page 6). Abner Goldstine, the fund's first president and one of its original portfolio counselors, reminds us, "Short-term interest rates were around 6.5% when we launched the fund, and long-term rates were close to 9.0%. Today, the Federal Reserve has short-term rates at 1.0% and the 10-year Treasury yields about 4.3%. That's a considerable difference." The decline in rates continued throughout most of the second half of the 1990s, even as the U.S. economy was expanding rapidly. Since bond prices move in the opposite direction of interest rates, the trend was largely positive for the value of the fund's underlying securities. But the diminished yields that come with lower interest rates made finding income increasingly difficult.

[begin pull quote]
"The fund's conservative mettle was tested right from the start by rising rates."
[end pull quote]


OPPORTUNITIES ARISE

Within this declining interest rate environment, the fixed-income universe was rapidly expanding, both in real dollar terms and in the number of offerings. At the end of the 1988 calendar year, the outstanding value of the U.S. bond market was $6.4 trillion, according to The Bond Market Association. As of March 31, 2003, that figure had more than tripled to $20.6 trillion.

But gross figures don't tell the complete story. While Treasury notes and corporate bonds remained the mainstays of the fixed-income world, an increasingly dynamic economy began to issue debt instruments that reflected its evolving reality. As declining rates helped home ownership reach all-time highs, mortgage-backed securities - bonds collateralized by the principal and interest payments individuals make on their home mortgages - claimed an ever-larger share of new issues. The proliferation of consumer credit led to an increased supply of asset-backed securities - loans secured by things like credit card payments and automobile financing receivables. These bonds became an important part of the fund's portfolio, helping to diversify holdings while affording alternative income sources.

[begin sidebar]
A PERIOD OF DECLINING RATES

Although interest rates rose during its first year, over the life of the fund rates have trended lower as depicted by the current yield on 3-year Treasury debt.

[begin line chart]

3-YEAR TREASURY YIELD: 1988 - 2003

Date                    3-year

2/1988                  7.307
3/1988                  7.610
4/1988                  7.920
5/1988                  8.371
6/1988                  8.174
7/1988                  8.533
8/1988                  8.801
9/1988                  8.549
10/1988                 8.287
11/1988                 8.858
12/1988                 9.156

1/1989                  9.105
2/1989                  9.411
3/1989                  9.593
4/1989                  9.211
5/1989                  8.758
6/1989                  8.018
7/1989                  7.557
8/1989                  8.352
9/1989                  8.430
10/1989                 7.905
11/1989                 7.730
12/1989                 7.868

1/1990                  8.331
2/1990                  8.439
3/1990                  8.656
4/1990                  9.017
5/1990                  8.524
6/1990                  8.282
7/1990                  7.986
8/1990                  8.246
9/1990                  8.149
10/1990                 7.909
11/1990                 7.724
12/1990                 7.358

1/1991                  7.239
2/1991                  7.315
3/1991                  7.287
4/1991                  7.051
5/1991                  7.081
6/1991                  7.271
7/1991                  7.075
8/1991                  6.654
9/1991                  6.227
10/1991                 5.976
11/1991                 5.737
12/1991                 5.050

1/1992                  5.566
2/1992                  5.715
3/1992                  6.092
4/1992                  5.921
5/1992                  5.722
6/1992                  5.308
7/1992                  4.852
8/1992                  4.642
9/1992                  4.262
10/1992                 4.847
11/1992                 5.344
12/1992                 5.052

1/1993                  4.573
2/1993                  4.341
3/1993                  4.361
4/1993                  4.179
5/1993                  4.616
6/1993                  4.330
7/1993                  4.411
8/1993                  4.170
9/1993                  4.170
10/1993                 4.259
11/1993                 4.540
12/1993                 4.514

1/1994                  4.385
2/1994                  5.008
3/1994                  5.608
4/1994                  6.080
5/1994                  6.334
6/1994                  6.466
7/1994                  6.266
8/1994                  6.433
9/1994                  6.886
10/1994                 7.059
11/1994                 7.619
12/1994                 7.791

1/1995                  7.356
2/1995                  6.887
3/1995                  6.910
4/1995                  6.696
5/1995                  5.919
6/1995                  5.864
7/1995                  5.991
8/1995                  5.956
9/1995                  5.926
10/1995                 5.693
11/1995                 5.407
12/1995                 5.220

1/1996                  5.035
2/1996                  5.556
3/1996                  5.896
4/1996                  6.189
5/1996                  6.420
6/1996                  6.281
7/1996                  6.371
8/1996                  6.518
9/1996                  6.268
10/1996                 5.872
11/1996                 5.681
12/1996                 6.016

1/1997                  6.038
2/1997                  6.220
3/1997                  6.568
4/1997                  6.404
5/1997                  6.344
6/1997                  6.227
7/1997                  5.783
8/1997                  6.089
9/1997                  5.844
10/1997                 5.685
11/1997                 5.810
12/1997                 5.666

1/1998                  5.327
2/1998                  5.539
3/1998                  5.584
4/1998                  5.601
5/1998                  5.528
6/1998                  5.488
7/1998                  5.459
8/1998                  4.722
9/1998                  4.242
10/1998                 4.220
11/1998                 4.503
12/1998                 4.540

1/1999                  4.558
2/1999                  5.240
3/1999                  5.105
4/1999                  5.247
5/1999                  5.596
6/1999                  5.628
7/1999                  5.799
8/1999                  5.859
9/1999                  5.728
10/1999                 5.882
11/1999                 6.067
12/1999                 6.281

1/2000                  6.662
2/2000                  6.600
3/2000                  6.431
4/2000                  6.622
5/2000                  6.673
6/2000                  6.375
7/2000                  6.304
8/2000                  6.098
9/2000                  5.953
10/2000                 5.890
11/2000                 5.583
12/2000                 5.131

1/2001                  4.744
2/2001                  4.609
3/2001                  4.419
4/2001                  4.630
5/2001                  4.589
6/2001                  4.593
7/2001                  4.095
8/2001                  3.994
9/2001                  3.284
10/2001                 2.816
11/2001                 3.451
12/2001                 3.790

1/2002                  3.773
2/2002                  3.566
3/2002                  4.192
4/2002                  3.681
5/2002                  3.683
6/2002                  3.358
7/2002                  2.793
8/2002                  2.487
9/2002                  1.960
10/2002                 2.118
11/2002                 2.532
12/2002                 1.961

1/2003                  2.175
2/2003                  1.867
3/2003                  1.865
4/2003                  1.823
5/2003                  1.567
6/2003                  1.595
7/2003                  2.165
8/2003                  2.494
Source: Bloomberg

[end line chart]
[end sidebar]

MAINTAINING AN INCOME FOCUS

The steady expansion of the bond market and the decline in interest rates helped bring about two modifications to the fund's objective. In 1998, (the fund's tenth anniversary) the Board of Trustees approved changes to the fund's investment guidelines that expanded investment flexibility and refocused the fund's intermediate maturity objective. John Smet, a portfolio counselor for the fund, explains, "The first change allowed the fund to invest in debt rated A, a category just below AA, but well within investment-grade parameters. This change gave us access to a wider range of income opportunities even as interest rates trended lower." Rapid growth of the bond market not only added to the options available, but also helped to ease some of the potential risks associated with A-rated credits by creating a deeper pool of buyers and sellers.

The second modification also fostered greater investment flexibility by adjusting the maturity structure of portfolio holdings. Rather than setting maturity parameters for each bond purchased by the fund, an average maturity was set for the entire portfolio. This allowed the fund's managers to access a broader range of bonds, while still maintaining an intermediate focus for the portfolio as a whole.

Defining investment parameters is one thing, choosing suitable individual securities is another. The fund's investment professionals carefully evaluate each bond not only for credit quality, but also for its potential to increase in value over time. To help Intermediate Bond Fund of America maintain its high standards of due diligence, Capital Research and Management Company, adviser to the fund, has expanded its research capabilities to meet the demands of the growing fixed-income universe. The number of fixed-income analysts has more than doubled since the fund's inception, and six research analysts now directly manage about 16% of the portfolio. This dedicated research portion allows shareholders to benefit from some of the best ideas these analysts uncover.

[begin sidebar]
1996

+4.6%
After falling during the first half of the year, bond prices recover during the second half, ending the year slightly lower than where they began. Inflation reaches 3.3%.

1997

+7.8%
The Asian market crisis causes volatility in the U.S. stock market, increasing investors' appetites for bond funds. Inflation dips to 1.7%.

1998

+7.7%
High-quality U.S. bonds benefit from ongoing volatility in international markets as investors around the globe reach for the stability and security of these assets.

1999

+1.6%
A return to strong economic growth ends the flight to quality, and bond prices weaken as the Federal Reserve begins to hike short-term rates. Early in the fiscal year, the Board of Trustees approves changes to the fund's guidelines, shortening its average maturity and expanding its investment flexibility.
[end sidebar]

[begin sidebar]
2000

+6.5%
Bond prices get a lift as the stock market bubble bursts and investors seek safer, more secure investments. The Treasury yield curve inverts - long-term interest rates fall below short-term rates- a harbinger of hard times.

2001

+11.2%
The bond market thrives as the Federal Reserve begins to aggressively lower rates and stocks continue to sink. The economy slips into a recession that is exacerbated by the September 11 attacks.

2002

+5.9%
The economy remains weak and interest rates decline further. Investors shun stocks and most corporate bonds in favor of high-quality government debt.

2003

+2.7%
Bonds continue to benefit as the war on terrorism moves into Iraq and as interest rates plunge to 40-year lows. The rally ends in June, however, when rates rise abruptly on signs of a strengthening economy.
[end sidebar]

UNCERTAINTY FUELS GROWTH

Over the years, Intermediate Bond Fund of America has attracted a growing base of shareholders. This influx of investors has accelerated since the turn of this century as volatile equity markets and global crises have made the fund's conservative objective more appealing than ever. In the past three years alone, the fund's assets have more than tripled and the number of shareholder accounts has grown nearly fivefold. We believe that a large part of this growth stems from investors seeking the safety and stability that have come to be associated with the fund over its lifetime.

[begin pull quote]
"Then as now, Intermediate Bond Fund of America was viewed as a shelter from market extremes."
[end pull quote]

In many ways, the market's recent turbulence and uncertainty hearken back to the environment surrounding the fund's founding. Then as now, Intermediate Bond Fund of America was viewed as a shelter from market extremes. We continue to hope that those investors drawn to the fund during anxious times will make it a permanent addition to their investment portfolio. While the economic landscape continues to evolve in ways that investors can't fully anticipate, Intermediate Bond Fund of America continues to offer a middle road for cautious investors with long-term perspectives.

[photograph:  male bicyclist on two lane road]

ABOUT YOUR FUND

Intermediate Bond Fund of America seeks to minimize credit risk and interest rate risk by investing in a portfolio of government securities and high-quality corporate debt, which also possesses a relatively short maturity structure. The fund tends to be more conservative than many other intermediate bond funds and is a good choice for cautious investors seeking a somewhat higher level of income than is generally available from money market funds.

PORTFOLIO QUALITY SUMMARY
(Percent of net assets as of 8/31/03)

[begin pie chart]

U.S. government obligations* -- 19.7%

AAA -- 54.0%

AA -- 8.1%

A -- 14.3%

Cash & equivalents-- 3.1%

BBB (bonds that were downgraded while held by the fund)-- 0.8%

[end pie chart]

* These securities are guaranteed by the full faith and credit of the United States government.

ASSETS AND PORTFOLIO TURNOVER

                               Fund assets          Portfolio
Fiscal year                    (billions)           turnover

2003                              $5.3                  65%
2002                               3.7                  59
2001                               1.7                  73
2000                               1.3                  48
1999                               1.5                  70

EXPENSE RATIOS
(as of 8/31/03)

Intermediate Bond Fund of America
  (Class A shares)                                    0.70%
Lipper average of short-intermediate
  investment-grade debt funds                         0.90

A WEALTH OF EXPERIENCE

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The three portfolio counselors who manage Intermediate Bond Fund of America bring over 50 years of experience to this task.

[begin photo caption]         [begin photo caption]       [begin photo caption]

 David A. Hoag                 Thomas H. Hogh              John H. Smet
[photo: David A. Hoag]        [photo: Thomas H. Hogh]     [photo: John H. Smet]
15 years experience            17 years experience         21 years experience

[end photo caption]           [end photo caption]         [end photo caption]

WHO OWNS YOUR FUND?

This fund, like every other mutual fund, is collectively owned by the shareholders who invest in it. The fund's Board of Trustees (see page 35 for details) is elected by the shareholders to represent and protect shareholder interests. To this end, they hire Capital Research and Management Company as the investment adviser and manager of the fund's portfolio holdings.


INVESTMENT PORTFOLIO
August 31, 2003

[begin pie chart]
Federal agency mortgage-backed                                         27.7%
Corporate bonds                                                        20.8%
U.S. Treasury notes & bonds                                            15.5%
Asset-backed obligations                                               15.7%
Federal agency debentures                                               5.5%
Commercial mortgage-backed securities                                   5.4%
Collateralized mortgage obligations                                     5.2%
Other                                                                   1.1%
Cash & equivalents                                                      3.1%

[end pie chart]


                                                                                             Principal              Market
                                                                                              amount                value
BONDS & NOTES                                                                                  (000)                (000)

FEDERAL AGENCY MORTGAGE-BACKED (1) - 27.74%
FEDERAL AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS - 24.15%
Fannie Mae:
 3.82% 2033 (2)                                                                                 $21,000              $20,607
 3.993% 2033 (2)                                                                                  3,668                3,609
 3.994% 2033 (2)                                                                                 11,932               11,748
 4.011% 2033 (2)                                                                                  2,067                2,034
 4.073% 2033 (2)                                                                                  4,970                4,926
 4.225% 2033 (2)                                                                                 36,822               36,631
 5.00% 2018                                                                                      43,478               43,702
 5.50% 2016 - 2033                                                                              169,705              172,148
 6.00% 2013 - 2033                                                                              110,866              115,068
 6.50% 2013 - 2032                                                                              117,271              123,546
 7.00% 2008 - 2031                                                                               54,762               58,144
 7.50% 2009 - 2031                                                                               17,010               18,173
 8.00% 2004                                                                                          12                   13
 8.50% 2008 - 2027                                                                                  772                  839
 9.00% 2009 - 2018                                                                                3,990                4,380
 9.311% 2026 (2)                                                                                  3,393                3,799
 9.50% 2009 - 2026                                                                                3,040                3,405
 10.00% 2018 - 2025                                                                               2,056                2,339
 11.00% 2020                                                                                        729                  856
 11.50% 2019 - 2020                                                                               2,791                3,275
 13.50% 2015                                                                                        651                  788
Freddie Mac:
 4.109% 2033 (2)                                                                                  3,644                3,611
 4.50% 2018                                                                                     119,000              116,769
 5.00% 2018 - 2033                                                                              101,191              100,722
 5.50% 2017 - 2033                                                                               69,948               70,669
 6.00% 2014 - 2029                                                                               65,306               67,351
 6.50% 2016 - 2032                                                                               36,708               38,431
 7.00% 2008 - 2017                                                                               13,475               14,266
 7.20% 2006                                                                                       3,848                4,295
 7.50% 2029                                                                                       2,651                2,837
 8.00% 2008 - 2017                                                                                2,336                2,519
 8.50% 2008 - 2027                                                                                1,272                1,379
 8.75% 2008                                                                                         124                  133
 9.00% 2030                                                                                       1,110                1,233
 9.50% 2010 - 2013                                                                                  101                  107
 10.00% 2018 - 2025                                                                               4,253                4,873
 11.00% 2018                                                                                        345                  400
Government National Mortgage Association:
 5.00% 2033                                                                                      31,250               30,293
 5.50% 2017 - 2033                                                                              104,271              104,497
 6.00% 2013 - 2029                                                                               37,075               38,504
 6.50% 2028 - 2029                                                                                9,414                9,841
 7.00% 2007 - 2032                                                                               11,523               12,269
 7.50% 2022 - 2031                                                                                3,326                3,560
 8.00% 2023 - 2030                                                                                4,375                4,720
 8.50% 2007 - 2023                                                                                2,765                3,004
 9.00% 2008 - 2021                                                                                  804                  886
 9.50% 2009 - 2021                                                                                3,038                3,361
 10.00% 2019                                                                                      1,378                1,591
                                                                                                                   1,272,151

FEDERAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 3.59%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                                                1,177                1,232
 Trust D2, 11.00% 2009                                                                              595                  663
 Series 88-16, Class B, 9.50% 2018                                                                   80                   91
 Series 90-93, Class G, 5.50% 2020                                                                  335                  343
 Series 90-21, Class Z, 9.00% 2020                                                                1,984                2,215
 Series 2002-W7, Class A-2, 4.80% 2022                                                           23,550               24,301
 Series 2001-4, Class GA, 10.173% 2025 (2)                                                        3,260                3,768
 Series 2001-4, Class NA, 11.759% 2025 (2)                                                        8,506                9,884
 Series 2002-W1, Class 1A-1, 3.42% 2027                                                             146                  146
 Series 2002-W3, Class A-5, 7.50% 2028                                                            6,925                7,543
 Series 2003-T3, Class 2A-3, 2.869% 2029                                                         15,866               15,754
 Series 2002-W7, Class A-5, 7.50% 2029                                                            5,296                5,768
 Series 2001-20, Class D, 11.02% 2031 (2)                                                           435                  510
 Series 2003-W10, Class 1A-2B, 3.112% 2037                                                        4,800                4,775
 Series 2003-W4, Class 1A-2, 3.063% 2038                                                         12,500               12,342
 Series 1999-T2, Class A-1, 7.50% 2039                                                            2,578                2,807
 Series 2003-W4, Class 1A-3, 3.991% 2040                                                         19,000               18,255
 Series 2002-W3, Class A-2, 5.50% 2041                                                            6,100                6,214
 Series 2001-T10, Class A-1, 7.00% 2041                                                           4,515                4,883
 Series 2001-50, Class BA, 7.00% 2041                                                             2,650                2,810
 Series 2002-W4, Class A-2, 5.10% 2042                                                            6,225                6,297
 Series 2002-W1, Class 2-A, 7.50% 2042                                                            2,103                2,290
Freddie Mac:
 Series H009, Class A-2, 1.876% 2008 (2)                                                         10,000                9,951
 Series 2489, Class A, 5.50% 2013                                                                 2,184                2,219
 Series B, Class 3, 12.50% 2013                                                                      20                   20
 Series 2310, Class B, 9.902% 2015 (2)                                                              346                  390
 Series 2310, Class A, 10.57% 2017 (2)                                                            1,413                1,600
 Series T-041, Class 1A-2, 4.76% 2021                                                             3,850                3,920
 Series 1567, Class A, 1.525% 2023 (2)                                                              349                  328
 Series T-041, Class 3-A, 7.50% 2032                                                              2,858                3,114
 Series T-056, Class A-2A, 2.842% 2036                                                           14,750               14,611
 Series T-042, Class A-2, 5.50% 2042                                                             15,850               16,225
Government National Mortgage Association:
 Series 2002-28, Class A, 4.776% 2018                                                             3,459                3,620
                                                                                                                     188,889

CORPORATE BONDS - 20.79%
INSURANCE - 5.46%
AIG SunAmerica: (3)
 Global Financing VIII 1.235% 2004   (2)                                                          2,000                2,002
 Global Financing V 5.20% 2004                                                                    3,000                3,079
 Global Financing II 7.60% 2005                                                                   7,150                7,835
Allstate Financial Global Funding LLC: (3)
 7.125% 2005                                                                                      2,000                2,196
 6.15% 2006                                                                                       9,000                9,756
 5.25% 2007                                                                                      15,600               16,746
ASIF Global Financing XVIII 3.85% 2007 (3)                                                        3,000                2,999
Hartford Financial Services Group, Inc.:
 2.375% 2006                                                                                     15,375               15,111
 4.70% 2007                                                                                       4,000                4,152
International Lease Finance Corp. 4.50% 2008                                                      3,000                3,037
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007 (3)                              24,500               25,749
John Hancock Global Funding II, Series 2002-G, 5.00% 2007 (3)                                    19,000               19,920
Lincoln National Corp.:
 7.25% 2005                                                                                       5,425                5,894
 6.50% 2008                                                                                      11,800               12,912
MetLife, Inc. 3.911% 2005                                                                        33,020               34,020
Monumental Global Funding: (3)
 Trust II-B, Series B, 6.95% 2003                                                                 7,100                7,131
 Trust II-2001-B, Series B, 6.05% 2006                                                            8,625                9,334
 Trust II-2002-A, Series A, 5.20% 2007                                                           19,350               20,637
Nationwide Life Insurance Co. 5.35% 2007 (3)                                                     21,350               22,589
Prudential Funding, LLC 6.60% 2008 (3)                                                           11,795               13,060
Prudential Insurance Company of America 6.375% 2006 (3)                                          14,725               16,135
ReliaStar Financial Corp.:
 8.625% 2005                                                                                      2,000                2,174
 8.00% 2006                                                                                      11,470               13,067
 6.50% 2008                                                                                       4,000                4,349
Travelers Property Casualty Corp. 3.75% 2008                                                     11,000               10,840
XL Capital Finance (Europe) PLC 6.50% 2012                                                        2,725                2,948
                                                                                                                     287,672

COMMERCIAL BANKS - 3.38%
ABN AMRO Bank NV 7.55% 2006                                                                       8,000                9,027
Bank of America Corp.:
 6.75% 2005                                                                                       2,000                2,177
 7.625% 2005                                                                                      1,000                1,087
 7.875% 2005                                                                                      3,000                3,290
 6.625% 2007                                                                                        200                  221
NationsBank Corp. 7.50% 2006                                                                      2,000                2,258
BANK ONE CORP.:
 Series A, 5.625% 2004                                                                            3,300                3,365
 2.625% 2008                                                                                      6,000                5,640
Barclays Bank PLC 7.375% (undated) (2) (3)                                                        2,000                2,264
Bayerische Landesbank, Series F, 2.50% 2006                                                       6,625                6,644
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated) (2) (3)                  4,500                5,125
Den Danske Bank A/S: (3)
 6.375 2008 (2)                                                                                   4,750                5,072
 7.40% 2010                                                                                         500                  561
Household Finance Corp.:
 8.00% 2005                                                                                       3,250                3,558
 3.375% 2006                                                                                      3,000                3,053
 5.75% 2007                                                                                       8,000                8,569
 7.875% 2007                                                                                      9,000               10,287
 6.40% 2008                                                                                       3,000                3,279
J.P. Morgan Chase & Co.:
 5.625% 2006                                                                                      5,000                5,374
 5.35% 2007                                                                                       6,050                6,452
 4.00% 2008                                                                                      15,000               15,068
Merita Bank Ltd. 7.50% (undated) (2) (3)                                                          2,825                3,024
Midland Bank PLC 8.625% 2004                                                                      4,200                4,555
Royal Bank of Scotland Group PLC, Series 3, 7.816% (undated)                                      7,500                8,340
Signet Bank 7.80% 2006                                                                            2,000                2,285
Skandinaviska Enskilda Banken 6.875% 2009                                                           300                  333
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (2) (3)                                     8,750                9,774
U.S. Bancorp, Series N, 2.75% 2006                                                                7,500                7,533
Wachovia Corp. 3.50% 2008                                                                        13,000               12,692
Wells Fargo & Co.:
 7.25% 2005                                                                                       4,000                4,383
 3.50% 2008                                                                                      17,000               16,792
Wells Fargo Bank National Association 7.80% 2010 (2)                                              1,750                1,910
Wells Fargo Financial, Inc. 7.60% 2005                                                            3,500                3,820
                                                                                                                     177,812

DIVERSIFIED FINANCIALS - 2.18%
American Express Credit Corp.:
 1.28% 2006 (2)                                                                                   5,000                5,012
 3.00% 2008                                                                                      10,000                9,597
Bank of New York Co., Inc., Series E, 2.20% 2006                                                 10,000                9,917
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008 (3)                                  3,500                3,785
CIT Group Inc.:
 7.375% 2007                                                                                      3,500                3,933
 6.875% 2009                                                                                      3,000                3,286
Citicorp Lease Pass Through Trust, Series 1999-1, Class A-1, 7.22% 2005 (1) (3)                   2,428                2,541
Citigroup Inc.:
 5.75% 2006                                                                                       7,000                7,527
 3.50% 2008                                                                                      22,500               22,227
 5.625% 2012                                                                                      3,000                3,103
SLM Corp.:
 1.299% 2005 (2)                                                                                  4,000                4,008
 Series A, 3.625% 2008                                                                           17,500               17,268
 3.95% 2008                                                                                       5,000                4,961
USA Education, Inc. 5.625% 2007                                                                   9,035                9,687
State Street Capital Trust II 1.63% 2008 (2)                                                      8,000                8,006
                                                                                                                     114,858

CAPITAL GOODS - 1.96%
BAE SYSTEMS 2001 Asset Trust, Series 2001: (1) (3)
 Class B, 7.156% 2011                                                                            24,523               26,418
 Class G, MBIA insured, 6.664% 2013                                                               2,897                3,162
Caterpillar Financial Services Corp., Series F, 2.59% 2006                                        3,000                2,989
General Electric Capital Corp., Series A:
 2.85% 2006                                                                                       5,000                5,052
 5.00% 2007                                                                                      23,000               24,198
 5.375% 2007                                                                                     10,000               10,680
 3.50% 2008                                                                                       9,000                8,841
 6.00% 2012                                                                                       2,500                2,644
General Electric Co. 5.00% 2013                                                                   2,000                1,975
Heller Financial, Inc. 8.00% 2005                                                                 3,500                3,865
John Deere Capital Corp. 3.90% 2008                                                              13,500               13,534
                                                                                                                     103,358

RETAILING - 1.69%
Costco Wholesale Corp. 5.50% 2007                                                                 5,250                5,664
CVS Corp. 6.117% 2013 (1) (3)                                                                     9,213                9,721
Kohl's Corp.:
 6.70% 2006                                                                                       7,074                7,741
 6.30% 2011                                                                                       2,690                2,944
Lowe's Companies, Inc.:
 7.50% 2005                                                                                       3,000                3,339
 8.25% 2010                                                                                       5,000                6,017
Nordstrom, Inc. 8.95% 2005                                                                        5,000                5,605
Target Corp.:
 5.95% 2006                                                                                       2,000                2,167
 5.50% 2007                                                                                      17,000               18,242
 3.375% 2008                                                                                     12,700               12,489
Wal-Mart Stores, Inc.:
 6.55% 2004                                                                                       5,000                5,234
 5.45% 2006                                                                                       5,000                5,388
 4.375% 2007                                                                                      2,000                2,079
 6.875% 2009                                                                                      2,000                2,277
                                                                                                                      88,907

TELECOMMUNICATION SERVICES - 1.40%
AirTouch Communications, Inc. 6.35% 2005                                                          1,500                1,600
Vodafone Group PLC:
 7.625% 2005                                                                                      8,750                9,447
 7.75% 2010                                                                                      13,025               15,217
British Telecommunications PLC 7.875% 2005 (2)                                                   10,250               11,413
Cingular Wireless LLC 5.625% 2006                                                                 3,000                3,209
Telefonica Europe BV 7.75% 2010                                                                  10,000               11,649
Verizon Global Funding Corp. 7.375% 2012                                                          5,000                5,698
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                  14,500               15,395
                                                                                                                      73,628

AUTOMOBILES & COMPONENTS - 0.92%
DaimlerChrysler North America Holding Corp. 6.40% 2006                                           18,000               19,297
Ford Motor Credit Co. 6.875% 2006                                                                 4,250                4,466
General Motors Acceptance Corp.:
 4.50% 2006                                                                                       2,000                2,005
 6.125% 2006                                                                                     10,000               10,441
 6.75% 2006                                                                                       5,000                5,275
 6.125% 2007                                                                                      5,000                5,155
 6.875% 2011                                                                                      2,000                2,004
                                                                                                                      48,643

UTILITIES  -  0.69%
Alabama Power Co., Series U, 2.65% 2006                                                           5,000                5,015
Duke Energy Corp. First and Refunding Mortgage Bonds:
 3.75% 2008 (3)                                                                                   5,000                4,927
 4.50% 2010                                                                                       2,250                2,233
Israel Electric Corp. Ltd. 7.25% 2006 (3)                                                         1,250                1,341
Pacificorp Australia LLC, MBIA insured, 6.15% 2008 (3)                                            6,000                6,470
PECO Energy Co., First and Refunding Mortgage Bonds, 3.50% 2008                                   2,000                1,965
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                      13,500               14,333
                                                                                                                      36,284

MEDIA  -  0.60%
CBS Corp. 7.15% 2005                                                                              6,500                7,046
Viacom Inc. 6.40% 2006                                                                           17,250               18,719
Cox Radio, Inc. 6.375% 2005                                                                       3,500                3,710
Gannett Co., Inc. 4.95% 2005                                                                      2,000                2,092
                                                                                                                      31,567

FOOD, BEVERAGE & TOBACCO - 0.54%
Anheuser-Busch Co. Inc. 9.00% 2009                                                                2,000                2,513
Kraft Foods Inc.:
 4.625% 2006                                                                                      5,500                5,642
 5.625% 2011                                                                                      4,775                4,809
Nabisco, Inc. 7.05% 2007                                                                          9,200               10,125
Philip Morris Companies Inc. 7.00% 2005                                                           5,000                5,147
                                                                                                                      28,236

TRANSPORTATION - 0.53%
Burlington Northern and Santa Fe Railway Co. 6.96% 2009 (1)                                       5,322                5,757
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust: (1)
 Series 2002-2, 5.14% 2021                                                                        4,000                3,893
 Series 2002-1, 5.943% 2022                                                                         500                  525
Continental Airlines, Inc., MBIA insured, 2.158% 2009 (2)                                         2,000                2,011
Delta Air Lines, Inc., Series 2003-1, Class G, AMBAC insured, 1.86% 2009
  (1)  (2)  (3)                                                                                  10,237               10,302
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264%
  2021 (1)                                                                                        2,500                2,525
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA
  insured, 5.70% 2023 (1) (3)                                                                     1,784                1,841
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2006 (1)                                 1,000                1,067
                                                                                                                      27,921

ENERGY - 0.38%
BP Capital Markets PLC 2.35% 2006                                                                10,000                9,946
Oil Enterprises Ltd., MBIA insured, 6.239% 2008 (1)  (3)                                          5,974                6,427
Pemex Finance Ltd.: (1)
 MBIA insured, 5.72% 2003                                                                           313                  314
 6.125% 2003                                                                                        552                  556
 AMBAC insured, 6.55% 2008                                                                        2,500                2,685
                                                                                                                      19,928

Thrifts & mortgage finance - 0.36%
Washington Mutual, Inc.:
 7.50% 2006                                                                                      15,500               17,381
 5.625% 2007                                                                                      1,600                1,714
                                                                                                                      19,095


REAL ESTATE - 0.32%
Kimco Realty Corp.:
 Series A, 6.73% 2005                                                                             9,500               10,218
 Series C, 3.95% 2008                                                                             2,000                1,972
Price REIT, Inc. 7.50% 2006                                                                       4,000                4,517
                                                                                                                      16,707

MATERIALS - 0.13%
Dow Chemical Co. 6.00% 2012                                                                       2,250                2,288
Scotia Pacific Co. LLC, Series B: (1)
 Class A-1, 6.55% 2028                                                                            1,044                  965
 Class A-2, 7.11% 2028                                                                            5,000                3,750
                                                                                                                       7,003

CONSUMER DURABLES & APPAREL  -  0.10%
Sony Capital Corp., Series C, 4.95% 2006 (3)                                                      5,000                5,317

HEALTH CARE EQUIPMENT & SERVICES  -  0.09%
UnitedHealth Group Inc.:
 7.50% 2005                                                                                       1,525                1,692
 5.20% 2007                                                                                       3,000                3,181
                                                                                                                       4,873

HOTELS, RESTAURANTS & LEISURE  -  0.06%
Carnival Corp. 6.15% 2008                                                                         2,901                3,065

ASSET-BACKED OBLIGATIONS (1) - 15.73%
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022 (3)                   5,562                5,644
AESOP Funding II LLC, Class A-1: (3)
 Series 2002-A, AMBAC insured, 3.85% 2006                                                         7,125                7,282
 Series 2003-2, MBIA insured, 2.74% 2007                                                          5,000                4,959
AmeriCredit Automobile Receivables Trust:
 Series 2002-D, Class A-3, FSA insured, 2.72% 2007                                                5,750                5,825
 Series 2003-A-M, Class A-4-A, MBIA insured, 3.16% 2009                                           2,000                1,966
 Series 2002-C, Class A-4, FSA insured, 3.55% 2009                                                5,000                5,010
Ameriquest Mortgage Securities Inc., Asset-backed Pass-Through Certificates,
  Series 2003-5, Class A-2, 2.43% 2033                                                           30,775               30,713
AMRESCO Residential Securities Mortgage Loan Trust, Series 1997-2, Class A-7,
  7.57% 2027                                                                                      6,924                7,219
Arcadia Automobile Receivables Trust, Series 1999-C, Class A-3, FSA insured,
  7.20% 2007                                                                                      1,402                1,413
Asset Backed Securities Corp. Home Equity Loan Trust:
 Series 2001-HE2, Class M-2, 2.16% 2031 (2)                                                      11,283               11,257
 Series 2001-HE3, Class A-IO, interest only, 3.60% 2031 (2)                                      37,465                  656
Banco Itau SA, XLCA insured: (2) (3)
 Series 2002-2, 1.86% 2006                                                                       13,500               13,399
 Series 2002, 1.94% 2007                                                                         18,700               18,560
Banco Nacional de Mexico, SA, Series 1999-A, Class A-1, MBIA insured, 7.50%
  2006 (3)                                                                                        3,380                3,622
California Infrastructure and Economic Development Bank, Special Purpose Trust,
  Series 1997-1:
 SCE-1, Class A-6, 6.38% 2008                                                                    26,690               28,588
 PG&E-1, Class A-7, 6.42% 2008                                                                   11,260               12,033
Capital One Auto Finance Trust, Series 2002-A, Class A-3, MBIA insured, 4.03%
  2006                                                                                            4,600                4,701
Capital One Master Trust, Series 1998-1, Class A, 6.31% 2011                                     11,950               12,924
Capital One Multi-asset Execution Trust, Series 2003-1, Class A, 1.50% 2009 (2)                  19,000               19,101
Centex Home Equity Loan Trust, Series 2003-A:
 Class AF-3, 2.708% 2026                                                                         11,200               11,107
 Class AV-1, 1.39% 2033 (2)                                                                       9,033                9,035
Chase Funding Trust:
 Series 2001-2, Class IA-3, 5.923% 2016                                                           1,387                1,391
 Series 2003-1, Class IA-2, 2.547% 2017                                                           7,000                7,002
 Series 2003-1, Class IA-3, 3.14% 2023                                                            5,000                4,995
Chase Manhattan Auto Owner Trust, Series 2002-A, Class A-3, 3.49% 2006                            3,367                3,406
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                    1,704                1,722
CitiFinancial Mortgage Securities Inc. REMIC Pass-Through Certificates Trust,
  Series 2003-1, Class AF-2, 2.948% 2033                                                          5,060                5,081
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4, MBIA
  insured, 7.33% 2006 (3)                                                                         5,007                5,065
ComEd Transitional Funding Trust, Series 1998:
 Class A-5, 5.44% 2007                                                                            4,000                4,136
 Class A-6, 5.63% 2009                                                                           13,300               14,302
Conseco Finance Home Equity Loan Trust:
 Series 2000-B, Class AF-6, 7.80% 2020                                                            5,486                5,802
 Series 2000-F, Class AF-4, 7.67% 2026                                                            4,561                4,783
 Series 2001-B, Class II-M-1, 7.581% 2032                                                         9,658               10,237
 Series 2002-B, Class A-2, 5.31% 2033                                                             3,509                3,549
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class A-2,
  5.16% 2033                                                                                      3,994                4,025
Green Tree Financial Corp.:
 Series 1998-2, Class A-5, 6.24% 2016                                                             1,613                1,621
 Series 1997-6, Class A-6, 6.90% 2029                                                             1,633                1,661
 Series 1997-6, Class A-7, 7.14% 2029                                                             3,845                3,966
Green Tree Recreational, Equipment & Consumer Trust, Series 1999-A, Class A-6,
  6.84% 2010                                                                                      1,152                1,170
Continental Auto Receivables Owner Trust, Series 2000-B, Class A-4, MBIA
  insured, 6.91% 2005 (3)                                                                         1,713                1,769
CPS Auto Receivables Trust, Class A-2, XLCA insured: (3)
 Series 2003-A, 2.89% 2009                                                                        4,986                4,941
 Series 2002-B, 3.50% 2009                                                                       17,169               17,443
 Series 2002-C, 3.52% 2009                                                                        4,007                4,040
CS First Boston Mortgage Securities Corp., Series 2001-HE16, Class A, interest
  only, 5.64% 2004                                                                                4,913                  158
CWABS, Inc.: (2)
 Series 1999-3, Class MV-1, 1.73% 2030                                                           10,000               10,005
 Series 2003-BC3, Class A-2, 1.42% 2033                                                           5,000                4,997
Drive Auto Receivables Trust, MBIA insured: (3)
 Series 2003-1, Class A-3, 2.41% 2007                                                            10,000               10,009
 Series 2002-1, Class A-4, 4.09% 2008                                                             6,500                6,697
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524%
  2008 (3)                                                                                        5,000                4,991
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007 (3)                      4,446                4,462
Financial Pacific Funding, Series 2003-A, Class A, FSA insured, 2.29% 2009 (3)                    4,175                4,154
First Investors Auto Owner Trust, Series 2002-A, Class A, MBIA insured, 3.46%
  2008 (3)                                                                                        2,258                2,283
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                           8,250                8,623
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020 (3)                               784                  787
Home Equity Asset Trust, Series 2003-5, Class A-2, 1.46% 2033                                    17,100               17,100
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                 20,250               20,972
Hyundai Auto Receivables Trust 2002-A, Class B, 3.54% 2009 (3)                                   12,125               12,275
Illinois Power Special Purpose Trust, Series 1998-1, Class A-6, 5.54% 2009                       10,080               10,823
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A,
  Class AF-6, 6.537% 2030                                                                         2,000                2,105
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-1, 8.33%
  2031 (3)                                                                                        2,419                2,193
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3, FSA
  insured, 3.175% 2006                                                                            9,500                9,641
Long Beach Mortgage Loan Trust, Series 2000-1: (1) (2)
 Class M-1, 1.77% 2031                                                                            7,000                7,018
 Class M-2, 2.21% 2031                                                                            9,000                9,011
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class M-1,
  2.56% 2032 (2)                                                                                  9,000                9,000
MBNA Master Credit Card Trust II:
 Series 2000-D, Class B, 1.54% 2009 (2)                                                           5,750                5,792
 Series 2000-E, Class A, 7.801% 2012                                                              2,580                3,036
Merrill Lynch Mortgage Investors, Inc., Series 1999-NC1, Class M-1, 1.68%
  2030 (2)                                                                                        8,708                8,715
Metris Master Trust, Series 2001-1, Class A: (2)
 1.33% 2007                                                                                       6,000                5,934
 1.34% 2008                                                                                      10,000                9,780
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                               3,500                3,593
 Series 2000-1, Class B, 7.55% 2005                                                               9,000                9,281
 Series 2002-1, Class A-3, 4.15% 2006                                                             1,237                1,242
 Series 2001-2, Class B, 5.75% 2007                                                               2,233                2,273
 Series 2001-3, Class B, 2.06% 2008 (2)                                                           2,314                2,248
 Series 2002-4, Class A-4, 3.05% 2009                                                             5,000                4,895
 Series 2002-3, Class A-4, 3.57% 2009                                                             5,000                4,959
 Series 2002-2, Class A-4, 4.30% 2010                                                             5,825                5,881
Navistar Financial Owner Trust, Series 2002-A:
 Class A-3, 4.09% 2006                                                                            3,500                3,566
 Class B, 4.95% 2009                                                                              1,409                1,414
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1, Class A,
  MBIA insured, 6.68% 2016 (3)                                                                    8,978                9,431
Nordstrom Credit Card Master Note Trust, Series 2002-1A, Class B, 1.81% 2010
  (2)  (3)                                                                                        2,250                2,264
Nordstrom Private Label Credit Card Master Note Trust, Series 2001-1, Class A,
  4.82% 2010 (3)                                                                                  8,750                9,133
NPF VI, Inc., Series 2002-1, Class A, 2.69% 2008 (2) (3) (4) (5)                                  1,500                  270
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007 (3) (4) (5)                                     1,000                  120
Onyx Acceptance Owner Trust, Series 2002-C, MBIA insured:
 Class A-3, 3.29% 2006                                                                            8,000                8,116
 Class A-4, 4.07% 2009                                                                            9,075                9,361
Option One Mortgage Loan Trust, Class M-1: (2)
 Series 2000-2, 1.69% 2030                                                                       11,907               11,907
 Series 2000-3, 1.71% 2030                                                                        7,250                7,254
Pass-through Amortizing Credit Card Trusts, Series 2002-1: (3)
 Class A-2FL, 2.46% 2012 (2)                                                                      3,355                3,352
 Class A-2FX, 4.685% 2012                                                                         7,550                7,614
PECO Energy Transition Trust, Series 1999-A:
 Class A-6, 6.05% 2009                                                                           13,150               14,277
 Class A-7, 6.13% 2009                                                                            7,000                7,659
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011 (3)                   7,375                8,022
PP&L Transition Bond Co. LLC, Series 1999-1:
 Class A-7, 7.05% 2009                                                                            6,260                7,013
 Class A-8, 7.15% 2009                                                                            1,200                1,368
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41%
  2010 (3)                                                                                        7,550                7,574
Rental Car Finance Corp., Series 1999-1, Class C, 6.50% 2007 (3)                                  2,000                2,052
Residential Asset Mortgage Products, Inc.:
 Series 2001-RZ2, Class A-IO, interest only, 8.00% 2003                                          20,000                  252
 Series 2003-RS1, Class AI-2, 2.871% 2023                                                         7,000                7,033
 Series 2003-RS1, Class AI-3, 3.495% 2028                                                         5,475                5,532
Residential Asset Securities Corp. Trust:
 Series 2002-KS8, Class A-3, AMBAC insured, 3.69% 2027                                            3,000                3,048
 Series 2003-KS2, Class A-I-3, 2.66% 2028                                                         8,650                8,534
 Series 2001-KS3, Class A-I-5, 6.48% 2031                                                         8,143                8,692
 Series 2001-KS6, Class A-2, 1.41% 2033 (2)                                                       3,990                3,988
 Series 2003-KS2, Class A-II-B, 1.41% 2033 (2)                                                    9,347                9,342
Residential Funding Mortgage Securities II, Inc., AMBAC insured:
 Series 2001-H13, Class A-I-4, 6.09% 2015                                                         4,750                4,776
 Series 2001-HS2, Class A-4, 6.43% 2016                                                           1,210                1,235
Saxon Asset Securities Trust, Series 2002-2:
 Class AF-3, 4.61% 2024                                                                           5,600                5,753
 Class AF-5, 5.99% 2031                                                                           2,500                2,547
SeaWest Securitization LLC, XLCA insured: (3)
 Series 2002-A, Class A-3, 3.58% 2008                                                            22,579               22,843
 Series 2003-A, Class A-2, 2.84% 2009                                                            14,471               14,632
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 1.669% 2030 (2)                 16,000               15,959
Specialty Underwriting and Residential Finance Trust, Series 2003-BC2, Class A,
  1.44% 2034 (2)                                                                                  9,885                9,889
Student Loan Funding LLC, Series 1998-B, Class B-3, 6.25% 2019                                   13,500               14,163
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                     4,685                4,471
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured,
  2.62% 2007                                                                                      5,000                5,061
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                   7,000                7,133
                                                                                                                     828,704

U.S. TREASURY NOTES & BONDS - 15.45%
 6.00% August 2004 (6)                                                                           31,000               32,385
 5.875% November 2004                                                                             5,000                5,264
 11.625% November 2004 (6)                                                                       23,400               26,230
 5.75% November 2005 (6)                                                                         92,750              100,083
 5.875% November 2005                                                                             5,000                5,409
 6.875% May 2006                                                                                 29,250               32,701
 6.50% October 2006 (6)                                                                          38,000               42,429
 3.50% November 2006 (6)                                                                        115,825              118,901
 3.945% January 2007 (2) (6) (7)                                                                 16,521               17,889
 6.25% February 2007 (6)                                                                         47,750               53,234
 4.375% May 2007                                                                                146,500              154,100
 4.155% January 2008 (2) (6) (7)                                                                 59,690               65,704
 5.625% May 2008 (6)                                                                             50,000               54,930
 10.375% November 2009                                                                            4,000                4,414
 5.00% August 2011                                                                               88,500               93,201
 8.125% August 2019                                                                               5,375                7,108
                                                                                                                     813,982

FEDERAL AGENCY DEBENTURES - 5.50%
Fannie Mae:
 6.50% 2004                                                                                      25,000               26,186
 6.00% 2005                                                                                       4,500                4,861
 7.125% 2005                                                                                     26,000               28,002
 6.00% 2008                                                                                      23,500               25,776
Federal Home Loan Bank:
 4.875% 2004                                                                                     11,030               11,274
  2.50% 2006                                                                                      5,000                4,967
Freddie Mac:
 5.00% 2004 (6)                                                                                  21,750               22,301
 4.25% 2005 (6)                                                                                  47,750               49,625
 5.25% 2006 (6)                                                                                  53,250               56,622
 5.50% 2006                                                                                      14,000               15,039
 5.75% 2009                                                                                       9,000                9,224
 4.50% 2013                                                                                      31,125               29,837
United States Government Guaranteed Ship Financing Obligations, Rowan
  Companies, Inc. (Title XI) 5.88% 2012 (1)                                                       5,564                6,044
                                                                                                                     289,758

COMMERCIAL MORTGAGE-BACKED SECURITIES (1)  - 5.39%
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 2002-HOME, Class A, 1.70% 2013 (2)  (3)                                                   7,915                7,895
 Series 1998-C1, Class A-1, 6.34% 2030                                                           13,499               14,498
 Series 1999-C1, Class X, interest only, 1.272% 2031 (2) (3)                                     86,175                4,402
 Series 1999-C1, 5.91% 2031                                                                       3,695                3,940
 Series 2001-TOP2, Class A-1, 6.08% 2035                                                          9,213                9,939
Chase Commercial Mortgage Securities Corp., Class A-1:
 Series 1996-1, 7.60% 2028                                                                          128                  128
 Series 1998-1, 6.34% 2030                                                                          793                  829
 Series 2000-2, 7.543% 2032                                                                       6,715                7,439
 Series 2000-1, 7.656% 2032                                                                       1,697                1,869
Commercial Mortgage Acceptance Corp., Class A-1:
 Series 1998-C2, 5.80% 2030                                                                       2,155                2,250
 Series 1998-C1, 6.23% 2031                                                                       1,622                1,717
CS First Boston Mortgage Securities Corp.:
 Series 2002-FL2, Class A-2, 1.46% 2010 (2)  (3)                                                  5,750                5,745
 Series 2001-CF2, Class A-2, 5.935% 2034                                                          9,000                9,611
 Series 2002-CKP1, Class A-1, 4.627% 2035                                                         6,453                6,703
 Series 2001-CK6, Class A-2, 6.103% 2036                                                          5,000                5,387
 Series 2002-CKN2, Class A-1, 4.637% 2037                                                        10,426               10,846
 Series 1998-C1, Class A-1A, 6.26% 2040                                                           5,551                5,852
 Series 1998-C1, Class A-1B, 6.48% 2040                                                           4,000                4,386
 Series 1998-C1, Class C, 6.78% 2040                                                              6,450                7,023
 Series 1999-C1, Class A-1, 6.91% 2041                                                            6,559                7,119
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1, Class A-1, 6.22% 2031                  4,344                4,439
DLJ Commercial Mortgage Corp.:
 Series 1998-CF2, Class A-4, 6.90% 2031 (2)                                                       3,250                3,580
 Series 1999-CG1, Class A-1B, 6.46% 2032                                                          1,750                1,928
DLJ Mortgage Acceptance Corp., Series 1995-CF2, Class A-1B, 6.85% 2027 (3)                           49                   49
First Union National Bank Commercial Mortgage Trust, Class A-1:
 Series 2001-C1, 7.739% 2032                                                                      6,740                7,499
 Series 2002-C1, 5.585% 2034                                                                      9,016                9,530
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011 (3)                           2,464                2,580
GMAC Commercial Mortgage Securities, Inc.:
 Series 1997-C2, Class C, 6.91% 2029                                                              5,000                5,436
 Series 1999-C1, Class A-1, 5.83% 2033                                                           17,169               18,163
iStar Asset Receivables Trust, Series 2002-1, Class A-1, 1.37% 2017 (2) (3)                         833                  832
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1,
  Class A-2, 6.001% 2033                                                                          3,465                3,711
LB Commercial Mortgage Trust, Series 1998-C1:
 Class A-1, 6.33% 2030                                                                               46                   47
 Class A-3, 6.48% 2030                                                                            3,544                3,870
LB-UBS Commercial Mortgage Trust:
 Series 2000-C3, Class A-2, 7.95% 2010                                                            1,750                2,052
 Series 2001-C7, Class A-3, 5.642% 2025                                                           4,760                5,040
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.121% 2025 (2)                                                         249                  256
 Series 1998-C3, Class A-1, 5.65% 2030                                                            1,727                1,788
Morgan Stanley Capital I, Inc.:
 Series 2003-KIDS, Class A, 1.79% 2016 (2) (3)                                                    9,982                9,982
 Series 1998-HF2, Class A-1, 6.01% 2030                                                           3,851                4,096
 Series 1998-HF1, Class A-1, 6.19% 2030                                                           2,391                2,504
 Series 1998-WF2, Class A-1, 6.34% 2030                                                           2,950                3,129
 Series 1999-FNV1, Class A-1, 6.12% 2031                                                          7,415                7,902
 Series 1999-FNV1, Class A-2, 6.53% 2031                                                          4,815                5,299
 Series 1999-FNV1, Class D, 7.03% 2031                                                            4,000                4,419
Morgan Stanley Dean Witter Capital I Trust:
 Series 2002-HQ, Class A-1, 4.59% 2034                                                            6,437                6,684
 Series 2001-TOP5, Class A-3, 6.16% 2035                                                          5,125                5,541
Mortgage Capital Funding, Inc., Series 1998-MC1, Class A-1, 6.417% 2030                          11,118               11,791
Nationslink Funding Corp., Series 1999-1, Class A-1, 6.042% 2031                                  2,271                2,395
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030                            16,343               17,484
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C,
  6.746% 2031                                                                                     2,000                2,193
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428%
  2035                                                                                           11,350               12,336
                                                                                                                     284,133
COLLATERALIZED MORTGAGE OBLIGATIONS (PRIVATELY ORIGINATED) (1) - 5.19%
Banc of America Mortgage Securities Trust:
 Series 2003-F, Class 1-A-1, 2.969% 2033 (2)                                                     15,907               15,869
 Series 2003-D, Class 1-A-1, 3.428% 2033 (2)                                                      1,517                1,522
 Series 2003-F, Class 2-A-1, 3.734% 2033 (2)                                                     12,008               11,907
 Series 2003-G, Class 2-A-1, 4.088% 2033 (2)                                                      9,940                9,928
 Series 2003-D, Class 2-A-1, 4.183% 2033                                                         16,658               16,633
Bear Stearns ARM Trust: (2)
 Series 2003-2, Class A-3, 3.703% 2033 (3)                                                        8,850                8,925
 Series 2003-6, Class A-2, 4.08% 2033                                                             4,879                4,874
 Series 2003-3, Class II-A-2, 4.236% 2033                                                        16,921               16,946
CHL Mortgage Pass-Through Trust:
 Series 2003-J6, Class 2-A-1, 4.75% 2018                                                         13,827               13,593
 Series 2003-HYB3, Class 4-A-1, 3.572% 2033 (2)                                                  11,397               11,183
 Series 2003-27, Class A-1, 3.85% 2033 (2)                                                       13,512               13,320
CS First Boston Mortgage Securities Corp., Class II-A-2: (2)
 Series 2003-AR20, 4.019% 2033                                                                    4,855                4,800
 Series 2003-AR12, 4.373% 2033                                                                    7,113                7,063
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                    2,531                2,603
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                     717                  776
PUMA Global Trust No. 1, Class B, 1.555% 2033 (2)                                                 5,500                5,446
Residential Funding Mortgage Securities I, Inc., Series 1998-S17, Class M-1,
  6.75% 2028                                                                                      1,880                1,879
Security National Mortgage Loan Trust, Series 2000-1, Class A-2, 8.75% 2024 (3)                   3,719                3,951
Structured Asset Notes Transaction, Ltd., Series 1996-A, Class A-1, 7.156%
  2003 (3)                                                                                        4,100                4,109
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1, 4.01% 2033 (2)                   18,443               17,988
Structured Asset Securities Corp.: (2)
 Series 1998-RF2, Class A, 8.52% 2027 (3)                                                         6,577                7,461
 Series 1998-RF1, Class A, 8.684% 2027 (3)                                                        6,692                7,600
 Series 1999-RF1, Class A, 7.879% 2028 (3)                                                        9,610               10,407
 Series 1999-BC1, Class M2, 2.41% 2029                                                            2,146                2,151
WaMu Mortgage Pass-Through Certificates Trust: (2)
 Series 2003-AR3, Class A-2, 2.828% 2033                                                          2,500                2,504
 Series 2003-AR3, Class A-3, 3.567% 2033                                                          7,000                7,027
 Series 2003-AR7, Class A-7, 3.842% 2033                                                         26,731               26,317
 Series 2003-AR8, Class A, 4.03% 2033                                                             9,828                9,795
 Series 2003-AR6, Class A-1, 4.39% 2033                                                          21,447               21,473
 Series 2003-AR1, Class A-6, 4.56% 2033                                                           5,072                5,104
                                                                                                                     273,154
OTHER - 1.14%
Taxable municipal bonds - 1.04%
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs.
  Rev. Bonds
  (The Dow Chemical Co. Project), Series 2002-A3, AMT, 4.95% 2033 (put 2007)                      8,000                8,307
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds
  (San Diego Unified
  Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009 (1)  (3)                    8,102                8,409
Dormitory Auth., City University System Consolidated Third General Resolution
  Rev. Bonds, Series 2003-2, 2.38% 2005                                                           6,685                6,685
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed
  Bonds, Series 2003-A1, 5.00% 2021 (1)                                                          16,790               15,720
Housing Fin. Agcy., State Personal Income Tax Rev.  Bonds (Econ. Dev. and
  Housing), Series B:
 2.39% 2006                                                                                       2,395                2,382
 2.61% 2006                                                                                       2,450                2,426
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
  Series 2003, 4.375% 2019                                                                       12,000               10,963
                                                                                                                      54,892

EUROPEAN AGENCY  -  0.10%
KfW International Finance Inc. 2.50% 2005                                                         5,000                5,033


TOTAL BONDS & NOTES (cost: $5,056,312,000)                                                                         5,105,570



                                                                                              Principal              Market
                                                                                               amount                value
SHORT-TERM SECURITIES                                                                           (000)                (000)

U.S. TREASURIES  -  11.15%
0.91% due 9/4/2003                                                                               42,300               42,296
0.85% due 9/18/2003                                                                              25,000               24,990
0.83% due 10/02/2003                                                                             76,600               76,541
0.89% due 10/9/2003                                                                              45,600               45,556
0.90% due 10/16/2003                                                                             25,000               24,973
0.88% due 10/23/2003                                                                             59,900               59,823
0.91% due 10/30/2003                                                                             99,950               99,801
0.92% due 11/06/2003                                                                             81,700               81,561
0.93% due 11/13/2003                                                                             68,500               68,368
0.97% due 11/20/2003                                                                             63,500               63,366


TOTAL SHORT-TERM SECURITIES (cost: $587,267,000)                                                                     587,275


TOTAL INVESTMENT SECURITIES (cost: $5,643,579,000)                                                                 5,692,845
Other assets less liabilities                                                                                       (425,771)

NET ASSETS                                                                                                        $5,267,074

(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(2) Coupon rate may change periodically.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Valued under fair value procedures adopted by authority of the Board of Trustees.
(5) Company not making scheduled interest payments;
    bankruptcy proceedings pending.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements



FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2003   (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market (cost: $5,643,579)                                                               $5,692,845
 Cash                                                                                                                 32,857
 Receivables for:
  Sales of investments                                                                      $57,782
  Sales of fund's shares                                                                     15,642
  Interest                                                                                   37,240                  110,664
                                                                                                                   5,836,366
LIABILITIES:
 Payables for:
  Purchases of investments                                                                  543,459
  Repurchases of fund's shares                                                               18,062
  Dividends on fund's shares                                                                  2,788
  Investment advisory services                                                                1,183
  Services provided by affiliates                                                             3,684
  Deferred Trustees' compensation                                                                78
  Other fees and expenses                                                                        38                  569,292

NET ASSETS AT AUGUST 31, 2003                                                                                     $5,267,074

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                                 $5,302,053
 Undistributed net investment income                                                                                      72
 Accumulated net realized loss                                                                                       (84,317)
 Net unrealized appreciation                                                                                          49,266

NET ASSETS AT AUGUST 31, 2003                                                                                     $5,267,074

SHARES OF BENEFICIAL INTEREST ISSUED AND OUTSTANDING
  - UNLIMITED SHARES AUTHORIZED

                                                                                                  Shares            Net asset
                                                                       Net assets            outstanding      value per share(1)
Class A                                                                 $3,981,241               289,856              $13.74
Class B                                                                    382,654                27,859               13.74
Class C                                                                    433,594                31,568               13.74
Class F                                                                    222,814                16,222               13.74
Class 529-A                                                                 55,218                 4,020               13.74
Class 529-B                                                                 15,773                 1,148               13.74
Class 529-C                                                                 40,264                 2,931               13.74
Class 529-E                                                                  3,156                   230               13.74
Class 529-F                                                                  2,893                   211               13.74
Class R-1                                                                    1,610                   117               13.74
Class R-2                                                                   40,103                 2,920               13.74
Class R-3                                                                   37,342                 2,719               13.74
Class R-4                                                                    5,320                   387               13.74
Class R-5                                                                   45,092                 3,283               13.74


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $14.28 for each.

See Notes to Financial Statements

STATEMENT OF OPERATIONS                                 (dollars in thousands)
for the year ended August 31, 2003

INVESTMENT INCOME:
 Income:
  Interest                                                                                                             $172,865

 Fees and expenses:
  Investment advisory services                                                                 $13,285
  Distribution services                                                                         19,801
  Transfer agent services                                                                        3,881
  Administrative services                                                                        1,515
  Reports to shareholders                                                                          156
  Registration statement and prospectus                                                            688
  Postage, stationery and supplies                                                                 528
  Trustees' compensation                                                                            40
  Auditing and legal                                                                                57
  Custodian                                                                                         91
  State and local taxes                                                                             38
  Other                                                                                             45
  Total expenses before reimbursement                                                           40,125
   Reimbursement of expenses                                                                       116                   40,009
 Net investment income                                                                                                  132,856

NET REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS:
 Net realized gain on investments                                                                                         4,508
 Net unrealized depreciation on investments                                                                             (27,293)
  Net realized gain and unrealized depreciation on investments                                                          (22,785)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $110,071

See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                                                                    Year ended August 31
                                                                                                2003                     2002
OPERATIONS:
 Net investment income                                                                        $132,856                 $110,356
 Net realized gain (loss) on investments                                                         4,508                   (9,700)
 Net unrealized (depreciation) appreciation on investments                                     (27,293)                  43,279
  Net increase in net assets resulting from operations                                         110,071                  143,935

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME                                     (147,250)                (111,717)

CAPITAL SHARE TRANSACTIONS                                                                   1,653,313                1,910,227

TOTAL INCREASE IN NET ASSETS                                                                 1,616,134                1,942,445

NET ASSETS:
 Beginning of year                                                                           3,650,940                1,708,495
 End of year (including undistributed and distributions in excess of net
  investment income: $72 and $(153), respectively)                                          $5,267,074               $3,650,940

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None               Declines from 5%            Classes B and 529-B
                                                        to zero                     convert to
                                                 for redemptions within        classes A and 529-A,
                                                     six years of                 respectively, after
                                                       purchase                      eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within         Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

     MORTGAGE  DOLLAR  ROLLS - The fund may  enter  into  mortgage  dollar  roll transactions  in  which  the fund  sells a  mortgage-backed  security  to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.


2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2003, the cost of investment securities for federal income tax purposes was $5,644,724,000.

During the year ended August 31, 2003, the fund reclassified $34,099,000 from additional paid-in capital to accumulated net realized loss, and $14,619,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                         (dollars in thousands)
Undistributed net investment income
                                                                      $2,938
Short-term and long-term capital loss deferrals                      (72,785)
Gross unrealized appreciation on investment securities
                                                                      88,937
Gross unrealized depreciation on investment securities               (40,816)


Short-term and long-term capital loss deferrals above include capital loss carryforwards of $39,736,000, $7,050,000, $3,837,000, $7,139,000, $1,587,000 and
$13,436,000  expiring in 2004, 2005,  2006,  2008, 2009 and 2011,  respectively.
During the year ended August 31, 2003, a capital loss carryforward of $34,099,000 expired. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $10,388,000, which were realized during the period November 1, 2002 through August 31, 2003.


The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                                                         Distributions from ordinary income
                                                                                                     Distributions           Total
                                                                                    Short-term      from long-term    distributions
Share class(1)                                           Net investment income    capital gains      capital gains            paid
Year ended August 31, 2003
Class A                                                        $ 121,428                -                   -            $ 121,428
Class B                                                            7,934                -                   -                7,934
Class C                                                            8,243                -                   -                8,243
Class F                                                            5,258                -                   -                5,258
Class 529-A                                                        1,124                -                   -                1,124
Class 529-B                                                          226                -                   -                  226
Class 529-C                                                          593                -                   -                  593
Class 529-E                                                           63                -                   -                   63
Class 529-F                                                           40                -                   -                   40
Class R-1                                                             17                -                   -                   17
Class R-2                                                            398                -                   -                  398
Class R-3                                                            482                -                   -                  482
Class R-4                                                             92                -                   -                   92
Class R-5                                                          1,352                -                   -                1,352
Total                                                          $ 147,250                -                   -            $ 147,250

Year ended August 31, 2002
Class A                                                        $ 102,295                -                   -            $ 102,295
Class B                                                            4,079                -                   -                4,079
Class C                                                            3,147                -                   -                3,147
Class F                                                            1,778                -                   -                1,778
Class 529-A                                                          127                -                   -                  127
Class 529-B                                                           26                -                   -                   26
Class 529-C                                                           81                -                   -                   81
Class 529-E                                                            4                -                   -                    4
Class 529-F                                                            -                -                   -                    -
Class R-1                                                              1                -                   -                    1
Class R-2                                                              2                -                   -                    2
Class R-3                                                              1                -                   -                    1
Class R-4                                                              1                -                   -                    1
Class R-5                                                            175                -                   -                  175
Total                                                          $ 111,717                -                   -            $ 111,717

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning
February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.



3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.271% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

     ------------------------------------------------ ----------------------------- -----------------------------
     Share class                                       Currently approved limits            Plan limits
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Class A                                                     0.30%                         0.30%
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Class 529-A                                                  0.30                          0.50
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Classes B and 529-B                                          1.00                          1.00
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Classes C, 529-C and R-1                                     1.00                          1.00
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Class R-2                                                    0.75                          1.00
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Classes 529-E and R-3                                        0.50                          0.75
     ------------------------------------------------ ----------------------------- -----------------------------
     ------------------------------------------------ ----------------------------- -----------------------------
     Classes F, 529-F and R-4                                     0.25                          0.50
     ------------------------------------------------ ----------------------------- -----------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2003, unreimbursed expenses subject to reimbursement totaled $3,782,000 for Class
     A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended August 31, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
  Share class     Distribution    Transfer agent                    Administrative services
                    services         services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                         CRMC           Transfer agent      Commonwealth of
                                                    administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class A         $11,693           $3,536        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B           3,338             345         Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C           3,624          Included            $544                $160            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F            433           Included             260                  38            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          73            Included              57                  7                  $38
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          106           Included              16                  5                   11
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          273           Included              41                  10                  27
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          12            Included              3                   -*                   2
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F           4            Included              2                   -*                   2
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1            8            Included              1                   3             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           136           Included              27                 148            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           93            Included              28                  38            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4            8            Included              5                   1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included              40                  1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $19,801           $3,881            $1,024               $411                 $80
---------------------------------------------------------------------------------------------------------------
* Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class(1)                                          Sales(2)                 Reinvestments of dividends
                                                                                     and distributions

                                                  Amount         Shares           Amount            Shares
Year ended August 31, 2003
Class A                                      $ 3,254,392       234,519             $ 104,744         7,552
Class B                                          293,490        21,151                 6,849           494
Class C                                          401,976        28,960                 6,850           494
Class F                                          331,395        23,873                 4,653           336
Class 529-A                                       45,723         3,295                 1,115            80
Class 529-B                                       13,348           962                   224            16
Class 529-C                                       31,682         2,283                   588            42
Class 529-E                                        2,821           204                    62             4
Class 529-F                                        2,993           216                    39             3
Class R-1                                          2,182           157                    16             1
Class R-2                                         47,213         3,398                   391            28
Class R-3                                         51,977         3,738                   472            34
Class R-4                                         11,088           799                    84             6
Class R-5                                         31,881         2,300                   680            49
Total net increase
   (decrease)                                $ 4,522,161       325,855             $ 126,767         9,139

Year ended August 31, 2002
Class A                                      $ 2,419,469       177,062              $ 85,242         6,254
Class B                                          192,650        14,085                 3,454           253
Class C                                          235,117        17,211                 2,586           190
Class F                                          134,116         9,809                 1,514           111
Class 529-A                                       14,423         1,058                   125             9
Class 529-B                                        3,440           252                    26             2
Class 529-C                                       11,380           834                    79             6
Class 529-E                                          746            55                     4            -*
Class 529-F                                     -              -                                   -
Class R-1                                            214            16                    -*            -*
Class R-2                                            931            67                     2            -*
Class R-3                                            625            45                     1            -*
Class R-4                                            280            20                     1            -*
Class R-5                                         27,030         1,972                    95             7
Total net increase
   (decrease)                                $ 3,040,421       222,486              $ 93,129         6,832






Share class(1)
                                                         Repurchases(2)                      Net increase

                                                    Amount            Shares           Amount          Shares
Year ended August 31, 2003
Class A                                         $ (2,422,426)        (174,639)       $ 936,710         67,432
Class B                                             (120,147)          (8,662)         180,192         12,983
Class C                                             (183,436)         (13,225)         225,390         16,229
Class F                                             (215,252)         (15,515)         120,796          8,694
Class 529-A                                           (5,691)            (410)          41,147          2,965
Class 529-B                                           (1,142)             (83)          12,430            895
Class 529-C                                           (2,999)            (216)          29,271          2,109
Class 529-E                                             (458)             (33)           2,425            175
Class 529-F                                             (109)              (8)           2,923            211
Class R-1                                               (708)             (51)           1,490            107
Class R-2                                             (7,958)            (572)          39,646          2,854
Class R-3                                            (15,176)          (1,089)          37,273          2,683
Class R-4                                             (6,069)            (437)           5,103            368
Class R-5                                            (14,044)          (1,015)          18,517          1,334
Total net increase
   (decrease)                                   $ (2,995,615)        (215,955)     $ 1,653,313        119,039

Year ended August 31, 2002
Class A                                         $ (1,088,298)         (79,811)     $ 1,416,413        103,505
Class B                                              (38,389)          (2,814)         157,715         11,524
Class C                                              (49,624)          (3,641)         188,079         13,760
Class F                                              (45,932)          (3,373)          89,698          6,547
Class 529-A                                             (164)             (12)          14,384          1,055
Class 529-B                                              (18)              (1)           3,448            253
Class 529-C                                             (249)             (18)          11,210            822
Class 529-E                                               -*               -*              750             55
Class 529-F                                        -                 -                -               -
Class R-1                                                (75)              (6)             139             10
Class R-2                                                (19)              (1)             914             66
Class R-3                                               (127)              (9)             499             36
Class R-4                                                (15)              (1)             266             19
Class R-5                                               (413)             (30)          26,712          1,949
Total net increase
   (decrease)                                   $ (1,223,323)         (89,717)     $ 1,910,227        139,601



* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning
February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2) Includes exchanges between share classes of the fund.



5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of August 31, 2003, the total value of restricted securities was $591,469,000, which represents 11.23% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,912,036,000 and $2,920,360,000, respectively, during the year ended August 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2003, the custodian fee of $91,000 includes $88,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights (1)

                                                                       Income from investment operations(2)
                                                                                         Net
                                                     Net asset                      (losses) gains                     Dividends
                                                        value,              Net      on securities   Total from        (from net
                                                     beginning       investment     (both realized   investment       investment
                                                     of period           income     and unrealized)  operations          income)
Class A:
 Year ended 8/31/2003                                 $13.81              $.39             $(.02)         $.37           $(.44)
 Year ended 8/31/2002                                  13.69               .64              .14            .78            (.66)
 Year ended 8/31/2001                                  13.08               .78              .65           1.43            (.82)
 Year ended 8/31/2000                                  13.01               .78              .03                           (.74)
 Year ended 8/31/1999                                  13.56               .76             (.55)           .21            (.76)
Class B:
 Year ended 8/31/2003                                  13.81               .29             (.02)           .27            (.34)
 Year ended 8/31/2002                                  13.69               .55              .14            .69            (.57)
 Year ended 8/31/2001                                  13.08               .69              .65           1.34            (.73)
 Period from 3/15/2000 to 8/31/2000                    13.01               .25              .13            .38            (.31)
Class C:
 Year ended 8/31/2003                                  13.81               .28             (.02)           .26            (.33)
 Year ended 8/31/2002                                  13.69               .53              .14            .67            (.55)
 Period from 3/15/2001 to 8/31/2001                    13.61               .29              .10            .39            (.31)
Class F:
 Year ended 8/31/2003                                  13.81               .38             (.02)           .36            (.43)
 Year ended 8/31/2002                                  13.69               .64              .14            .78            (.66)
 Period from 3/19/2001 to 8/31/2001                    13.60               .32              .11            .43            (.34)
Class 529-A:
 Year ended 8/31/2003                                  13.81               .37             (.02)           .35            (.42)
 Period from 2/19/2002 to 8/31/2002                    13.59               .30              .23            .53            (.31)
Class 529-B:
 Year ended 8/31/2003                                  13.81               .26             (.02)           .24            (.31)
 Period from 2/26/2002 to 8/31/2002                    13.58               .24              .24            .48            (.25)
Class 529-C:
 Year ended 8/31/2003                                  13.81               .26             (.02)           .24            (.31)
 Period from 2/19/2002 to 8/31/2002                    13.59               .25              .23            .48            (.26)
Class 529-E:
 Year ended 8/31/2003                                  13.81               .34             (.02)           .32            (.39)
 Period from 3/15/2002 to 8/31/2002                    13.43               .24              .40            .64            (.26)
Class 529-F:
 Period from 9/16/2002 to 8/31/2003                    13.86               .30             (.02)           .28            (.40)
Class R-1:
 Year ended 8/31/2003                                  13.81               .28             (.02)           .26            (.33)
 Period from 6/13/2002 to 8/31/2002                    13.63               .09              .18            .27            (.09)
Class R-2:
 Year ended 8/31/2003                                  13.81               .28             (.02)           .26            (.33)
 Period from 5/31/2002 to 8/31/2002                    13.61               .11              .21            .32            (.12)
Class R-3:
 Year ended 8/31/2003                                  13.81               .33             (.02)           .31            (.38)
 Period from 6/26/2002 to 8/31/2002                    13.69               .09              .13            .22            (.10)
Class R-4:
 Year ended 8/31/2003                                  13.81               .38             (.02)           .36            (.43)
 Period from 6/27/2002 to 8/31/2002                    13.66               .09              .16            .25            (.10)
Class R-5:
 Year ended 8/31/2003                                  13.81               .43             (.02)           .41            (.48)
 Period from 5/15/2002 to 8/31/2002                    13.52               .18              .29            .47            (.18)


                                                                                                        Ratio of         Ratio of
                                                       Net asset                    Net assets,         expenses       net income
                                                      value, end        Total     end of period       to average       to average
                                                       of period     return(3)    (in millions)       net assets       net assets
Class A:
 Year ended 8/31/2003                                     $13.74         2.68%          $3,981             .70%            2.84%
 Year ended 8/31/2002                                      13.81         5.89            3,071             .76             4.70
 Year ended 8/31/2001                                      13.69        11.23            1,628             .81             5.78
 Year ended 8/31/2000                                      13.08         6.47            1,290             .83             6.06
 Year ended 8/31/1999                                      13.01         1.55            1,535             .75             5.69
Class B:
 Year ended 8/31/2003                                      13.74         1.96              383            1.40             2.05
 Year ended 8/31/2002                                      13.81         5.14              205            1.46             3.86
 Year ended 8/31/2001                                      13.69        10.47               46            1.50             4.85
 Period from 3/15/2000 to 8/31/2000                        13.08         3.63                5             .69             2.14
Class C:
 Year ended 8/31/2003                                      13.74         1.86              434            1.49             1.93
 Year ended 8/31/2002                                      13.81         5.04              212            1.55             3.67
 Period from 3/15/2001 to 8/31/2001                        13.69         2.92               22             .81             2.16
Class F:
 Year ended 8/31/2003                                      13.74         2.65              223             .71             2.69
 Year ended 8/31/2002                                      13.81         5.85              104             .79             4.47
 Period from 3/19/2001 to 8/31/2001                        13.69         3.24               13             .40             2.43
Class 529-A:
 Year ended 8/31/2003                                      13.74         2.58               55             .76             2.56
 Period from 2/19/2002 to 8/31/2002                        13.81         3.98               15             .91 (5)         4.11  (5)
Class 529-B:
 Year ended 8/31/2003                                      13.74         1.77               16            1.59             1.70
 Period from 2/26/2002 to 8/31/2002                        13.81         3.58                3            1.64 (5)         3.38  (5)
Class 529-C:
 Year ended 8/31/2003                                      13.74         1.78               40            1.58             1.74
 Period from 2/19/2002 to 8/31/2002                        13.81         3.58               11            1.63 (5)         3.36  (5)
Class 529-E:
 Year ended 8/31/2003                                      13.74         2.30                3            1.06             2.28
 Period from 3/15/2002 to 8/31/2002                        13.81         4.79                1             .51             1.73
Class 529-F:
 Period from 9/16/2002 to 8/31/2003                        13.74         2.00                3             .81 (5)         2.23  (5)
Class R-1:
 Year ended 8/31/2003                                      13.74         1.87                2            1.48 (6)         1.61
 Period from 6/13/2002 to 8/31/2002                        13.81         2.02                - (4)         .31 (6)          .69
Class R-2:
 Year ended 8/31/2003                                      13.74         1.90               40            1.44 (6)         1.55
 Period from 5/31/2002 to 8/31/2002                        13.81         2.34                1             .37 (6)          .80
Class R-3:
 Year ended 8/31/2003                                      13.74         2.29               37            1.06 (6)         1.99
 Period from 6/26/2002 to 8/31/2002                        13.81         1.58                1             .20 (6)          .64
Class R-4:
 Year ended 8/31/2003                                      13.74         2.64                5             .71 (6)         2.55
 Period from 6/27/2002 to 8/31/2002                        13.81         1.87                - (4)         .13 (6)          .68
Class R-5:
 Year ended 8/31/2003                                      13.74         2.97               45             .40             3.10
 Period from 5/15/2002 to 8/31/2002                        13.81         3.49               27             .13             1.28



                                                                  Year ended August 31
                                                        2003         2002     2001     2000    1999

Portfolio turnover rate for all classes of shares       65%           59%      73%     48%      70%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 1.85%, 1.99%, 1.13% and .73% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended August 31, 2003, and .38%, .48%, .25% and .16% for classes R-1, R-2, R-3 and R-4, respectively, during  the period ended August 31, 2002.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INTERMEDIATE BOND FUND OF AMERICA:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
October 7, 2003



TAX INFORMATION (UNAUDITED)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 12% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)


Class B, Class C, Class F and Class 529

Returns for periods ended September 30, 2003 (the most recent calendar quarter):

                                                                                 1 year             Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%,
     payable only if shares are sold within six years of purchase                -2.55%                +5.67%(1)
Not reflecting CDSC                                                              +2.45%                +6.40%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                        +1.36%                +4.48%(2)
Not reflecting CDSC                                                              +2.36%                +4.48%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                 +3.14%                +5.29%(4)

CLASS 529-A SHARES
Reflecting 3.75% maximum sales charge                                            -0.73%                +2.67%(5)
Not reflecting maximum sales charge                                              +3.12%                +5.14%(5)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                        -2.74%                +1.88%(6)
Not reflecting CDSC                                                              +2.26%                +4.35%(6)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                        +1.27%                +4.31%(5)
Not reflecting CDSC                                                              +2.27%                +4.31%(5)

CLASS 529-E SHARES(3)                                                            +2.79%                +5.66%(7)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                 +3.04%                +3.49%(8)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 19, 2001, when Class F shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-A and Class 529-C shares were first sold.
(6) Average annual total return from February 26, 2002, when Class 529-B shares were first sold.
(7) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(8) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                             Year first
                                             elected a
                                             Trustee of
Name and age                                 the fund(1)      Principal occupation(s) during past five years

AMBASSADOR                                      1999          Corporate director and author; former U.S.
RICHARD G. CAPEN, JR., 69                                     Ambassador to Spain; former Vice Chairman,
                                                              Knight-Ridder, Inc. (communications company);
                                                              former Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 70                       1993          Private investor; former President and CEO,
                                                              The Mission Group (non-utility holding company,
                                                              subsidiary of Southern California Edison Company)

DIANE C. CREEL, 54                              1994          Chairman of the Board and CEO, AnAerobics, Inc.
                                                              (organic waste management)

MARTIN FENTON, 68                               1993          Chairman of the Board and CEO,
                                                              Senior Resource Group LLC (development
                                                              and management of senior living communities)

LEONARD R. FULLER, 57                           1994          President and CEO, Fuller Consulting (financial
                                                              management consulting firm)

RICHARD G. NEWMAN, 68                           1993          Chairman of the Board and CEO, AECOM Technology
                                                              Corporation (engineering, consulting and
                                                              professional services)

FRANK M. SANCHEZ, 60                            1999          Principal, The Sanchez Family Corporation dba
                                                              McDonald's Restaurants (McDonald's licensee)


"NON-INTERESTED" TRUSTEES


                                           Number of boards
                                           within the fund
                                           complex(2) on which
Name and age                               Trustee serves     Other directorships(3) held by Trustee

AMBASSADOR                                       14           Carnival Corporation
RICHARD G. CAPEN, JR., 69

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated; IHOP Corporation;
                                                              Southwest Water Company; Valero L.P.

DIANE C. CREEL, 54                               12           Allegheny Technologies; BF Goodrich;
                                                              TeledyneTechnologies

MARTIN FENTON, 68                                16           None

LEONARD R. FULLER, 57                            14           None

RICHARD G. NEWMAN, 68                            13           Sempra Energy; Southwest Water Company

FRANK M. SANCHEZ, 60                             12           None


BOARD OF TRUSTEES (continued)

"INTERESTED" TRUSTEES(4)

                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Trustee or officer     and positions held with affiliated entities or the
position with fund                          of the fund(1)      principal underwriter of the fund

PAUL G. HAAGA, JR., 54                          1987            Executive Vice President and Director,
Chairman of the Board                                           Capital Research and Management Company;
                                                                Director, The Capital Group Companies, Inc.(5);
                                                                Director, American Funds Distributors, Inc.(5)

ABNER D. GOLDSTINE, 73                          1987            Senior Vice President and Director, Capital
Vice Chairman of the Board                                      Research and Management Company


JOHN H. SMET, 47                                1993            Senior Vice President, Capital Research
President and Principal                                         and Management Company


Executive Officer

"INTERESTED" TRUSTEES(4)

                                             Number of
                                          boards within the
                                            fund complex(2)
Name, age and                                 on which
position with fund                         Trustee serves       Other directorships(3) held by Trustee

PAUL G. HAAGA, JR., 54                           17             None
Chairman of the Board

ABNER D. GOLDSTINE, 73                           12             None
Vice Chairman of the Board

JOHN H. SMET, 47                                  2             None
President and Principal
Executive Officer



THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                           the fund(1)      underwriter of the fund

MICHAEL J. DOWNER, 48                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds
                                                              Distributors, Inc.(5); Director, Capital Bank and
                                                              Trust Company(5)

JULIE F. WILLIAMS, 55                           1987          Vice President-- Fund Business Management Group,
Secretary                                                     Capital Research and Management Company

SHARON G. MOSELEY, 35                           2002          Vice President-- Fund Business Management Group,
Treasurer                                                     Capital Research and Management Company

KIMBERLY S. VERDICK, 39                         1994          Assistant Vice President-- Fund Business Management
Assistant Secretary                                           Group, Capital Research and Management Company

SUSI M. SILVERMAN, 33                           2001          Vice President-- Fund Business Management Group,
Assistant Treasurer                                           Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.

OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.79 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
>  INTERMEDIATE BOND FUND OF AMERICA(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   Seeking stable monthly income through money market instruments
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-923-1003

Litho in USA KBD/INS/8059

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Intermediate Bond Fund of America



                                 By /s/ John H. Smet
                                 John H. Smet, President and PEO

                                 Date: November 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ John H. Smet
John H. Smet, President and PEO

Date: November 7, 2003



By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer

Date: November 7, 2003